SUMMARY PROSPECTUS	October 30, 2017
CUTLER FIXED INCOME FUND (CALFX)
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.gofilepoint.com/cutler. You can also get this information at no cost by calling 888-CUTLER4 (888-288-5374) or by sending an email request to fundinfo@ultimusllc.com. The current Prospectus and SAI, dated October 30, 2017, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Cutler Fixed Income Fund (the “Fixed Income Fund”) is to seek to achieve high income over the long-term.

FEES AND EXPENSES
The following tables describe the fees and expenses that you will pay if you buy and hold shares of the Fixed Income Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Service Fees	0.00%
Other Expenses	0.96%
Total Annual Fund Operating Expenses	1.46%

Example
This Example is intended to help you compare the cost of investing in the Fixed Income Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fixed Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fixed Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 149	$ 462	$ 797	$1,746

Portfolio Turnover
The Fixed Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fixed Income Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fixed Income Fund’s performance. During the most recent fiscal year, the Fixed Income Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FIXED INCOME FUND
The Fixed Income Fund invests principally in a diversified portfolio of investment grade fixed income securities that are believed to generate a high level of current income. The Fixed Income Fund normally invests in investment grade fixed income securities consisting primarily of obligations issued by the U.S. Government, agencies of the U.S. Government, instruments related to U.S. Government securities, mortgage-backed and other asset-backed securities and U.S. corporate debt securities. The Adviser considers these types of securities to be the Fixed Income Fund’s core holdings. In seeking to meet its investment objective, under normal conditions, at least 80% of the Fixed Income Fund’s assets will be invested in fixed income securities. For purposes of this policy, “assets” shall mean net assets plus the amount of any borrowings for investment purposes (although the Fixed Income Fund is not currently authorized by the Board of Trustees to do so).

An investment grade security is one which is rated investment grade by either Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”), or an unrated security that the Adviser believes to be of comparable quality. The Fixed Income Fund may invest in:

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United States Treasury obligations, including T-bills, notes, bonds, inflation-indexed bonds and other debt obligations issued by the U.S. Treasury, and obligations of U.S. Government Agencies that are backed by the full faith and credit of the U.S. Government. Such U.S. Government Agencies include the Private Export Funding Corporation, Overseas Private Investment Corporation, Small Business Administration, Government National Mortgage Association (GNMA), Department of Housing and Urban Development and U.S. Maritime Administration.

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Securities issued or guaranteed by agencies and instrumentalities of the U.S. Government, but not explicitly backed by the full faith and credit of the U.S. Government. These include the Federal National Mortgage Association

(Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac), Federal Farm Credit Banks, Tennessee Valley Authority, and Federal Home Loan Bank.

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Mortgage-Backed and Other Asset-Backed Securities. Mortgage-backed securities are obligations representing an undivided interest in, or collateralized by, pools of mortgages. These obligations, in effect, “pass-through” the monthly interest and principal payments (including prepayments) made by the individual borrowers on the pooled mortgage loans to the holders of the securities. U.S. Government agency mortgage-backed issues include securities issued by GNMA, Fannie Mae and Freddie Mac. GNMA securities are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government, while Fannie Mae and Freddie Mac securities are guaranteed only by the issuing agency. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The Fixed Income Fund may also invest in corporate mortgage-backed securities or other asset-backed securities that have an investment grade rating. Asset-backed securities represent a group of assets that are combined or pooled for sale to investors and may be backed by receivables such as credit card, auto and student loans. The Fixed Income Fund may also invest in corporate mortgage-backed securities or other asset-backed securities that have an investment grade rating. Asset-backed securities represent a group of assets that are combined or pooled for sale to investors and may be backed by receivables such as credit card, auto and student loans.

●	U.S. corporate debt securities (obligations of a corporation to pay interest and repay principal). They include commercial paper, notes, bonds and debentures.

The Adviser’s primary focus is on individual security selection, rather than attempting to anticipate major interest rate moves. The Adviser uses a value-oriented buy discipline to identify securities that are believed to offer a yield advantage over others of similar quality or to exhibit stable or improving credit quality that may be unrecognized by other investors. Portfolio securities may be sold when price appreciation causes a security to lose its yield advantage, or when credit quality begins to deteriorate. In the event the rating of a fixed income security held by the Fixed Income Fund is reduced below investment grade, the Adviser is not required to sell the security, but will consider this event in its determination of whether the Fund should continue to hold such security.

To increase the Fixed Income Fund’s income potential, the Adviser may invest any amount it deems desirable in each of the various types of fixed income securities, and adjust the investment ratios from time to time, so long as the Fund remains diversified. There is no set average maturity for the portfolio. The Fixed Income Fund allocates its assets among different types of securities and maturities based upon the Adviser’s view of the relative value of each security or maturity. The Adviser may respond to changing market and other conditions by adjusting the type of securities held by the Fixed Income Fund and its average portfolio maturity. The Fixed Income Fund may invest in either fixed rate or variable rate debt securities.

PRINCIPAL RISKS OF INVESTING IN THE FIXED INCOME FUND
An investment in the Fixed Income Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There is no assurance that the Fixed Income Fund will achieve its investment objective. The Fixed Income Fund’s net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Fixed Income Fund may be worth less than its original cost. The Fixed Income Fund, by itself, does not provide a complete investment program.

Management Risk
Because the Fixed Income Fund is actively managed, it is subject to the risk that the investment strategies, techniques and risk analyses employed by the Adviser may not produce the desired results. Poor security selection and/or investments that have unfavorable portfolio maturities could cause the Fixed Income Fund’s return to be lower than anticipated. Current income may be significant or very little, depending upon the Adviser’s portfolio selections for the Fixed Income Fund.

Fixed Income Securities Risk
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Interest Rate Risk. When interest rates rise, bond prices generally fall and when interest rates fall, bond prices generally rise. In an environment of relatively low interest rates, the risk that fixed income prices may fall is potentially greater. Interest rate risk increases as average maturity increases. Interest rate increases can cause the price of a fixed income security to decline, resulting in a price decline for the Fixed Income Fund. Thus, when the Fixed Income Fund emphasizes securities with longer maturities, you are exposed to greater interest rate risk. All income-oriented securities, even those of highest quality, are subject to some degree of interest rate risk.

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Credit Risk. Credit risk is associated with a borrower’s ability to pay interest and principal when due. A borrower’s inability to make its payment obligations could result in a significant loss of income, causing the Fixed Income Fund’s price to decline. Credit risk increases as overall portfolio quality decreases. Thus, when the Fixed Income Fund invests in lower-quality securities, you are exposed to increased credit risk.

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Call Risk. Call risk for corporate bonds is the possibility that borrowers will prepay their debt prior to the scheduled maturity date, resulting in the probability of reinvesting the proceeds in bonds with lower yields. If interest rates decline when the Fixed Income Fund is emphasizing longer maturing securities, you are exposed to greater call risk because issuers of callable bonds are more likely to pay off their bonds before the maturity date. This may cause a reduction of income to the Fixed Income Fund.

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Liquidity Risk. Liquidity risk is the risk that a bond could not be sold at an advantageous time or price due to limited market demand. If a bond is downgraded or drops in price, or if adverse conditions exist within the bond market, the demand for a bond may be limited, making that bond difficult to sell.

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Mortgage-Backed Securities Risk. Mortgage-backed securities are subject to greater call/prepayment risk than many fixed income securities, especially when interest rates decline. Prepayment risk could reduce yield and market value and cause the Fixed Income Fund to reinvest its assets at a lower prevailing interest rate. These securities are also subject to extension risk, or the risk of a security lengthening in duration due to the deceleration of prepayments. Extension risk is mainly the result of rising interest rates. As interest rates rise, the likelihood of prepayment decreases and if this occurs, the Fixed Income Fund may be unable to capitalize on other investments that have higher interest rates. Mortgage-backed securities may be subject to risks unique to the housing industry, including mortgage lending practices, defaults and foreclosures, changes in real estate values and housing inventories, mortgage securitization practices and rating assignments by credit rating agencies. Stripped mortgage-backed securities, particularly IOs, are more volatile and sensitive to the rate of prepayments than other types of mortgage-backed securities, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate or economic environment.

In summary, but not inclusive of all possible risks, you could lose money on your investment in the Fixed Income Fund, or the Fund could underperform other investments, if any of the following occurs:

●	Interest rates rise

●	A borrower is unable to pay interest or principal when due

●	The fixed income market becomes illiquid

●	The stock market goes down

●	The Adviser’s judgment as to the direction of interest rates or the attributes of the Fixed Income Fund’s securities proves to be mistaken

PERFORMANCE SUMMARY
The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Fixed Income Fund by showing the changes in the Fund’s performance from year to year for the last ten calendar years, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fixed Income Fund is the successor to The Elite Income Fund (the “Predecessor Fund”), a mutual fund which had substantially similar investment objectives, strategies and policies. The performance provided in the bar chart and performance table that follow includes that of the Predecessor Fund for periods prior to September 28, 2012. For certain periods, performance has been positively impacted by expense reimbursements made by the investment adviser of the Predecessor Fund. The Fixed Income Fund’s and the Predecessor Fund’s performance in the past is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current to the most recent month end, is available by calling 1-888-CUTLER4 (1-888-288-5374).

FIXED INCOME FUND
Year-by-year Annual Total Return as of 12/31 each year (%)

The Fixed Income Fund’s 2017 year-to-date total return through September 30, 2017 is -0.63%.

During the periods shown in the bar chart, the highest quarterly return was 7.20% during the quarter ended June 30, 2009 and the lowest quarterly return was -3.65% during the quarter ended December 31, 2015.

Average Annual Total Returns For Periods Ended December 31, 2016
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

	1 Year	5 Years	10 Years
Fixed Income Fund
Return Before Taxes	2.02%	0.99%	3.54%
Return After Taxes on Distributions	-2.63%	-0.85%	1.78%
Return After Taxes on Distributions and Sale of Fund Shares	1.23%	0.00%	2.09%
Bloomberg Barclays Intermediate U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	2.08%	1.85%	3.84%
Bloomberg Barclays Short-Term U.S. Government Index (reflects no deduction for taxes)	0.87%	0.59%	2.18%

The Bloomberg Barclays Intermediate U.S. Government/Credit Index and the Bloomberg Barclays Short-Term U.S. Government Index cover intermediate and short-term fixed income securities, respectively, of the U.S government and publicly-issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The indices are unmanaged. An investor cannot invest in an index and its returns are not indicative of the performance or any specific investment.

MANAGEMENT OF THE FIXED INCOME FUND

Investment Adviser
Cutler Investment Counsel, LLC

Portfolio Manager
Matthew C. Patten and Erich M. Patten are primarily responsible for the day-to-day management of the portfolio of the Fixed Income Fund. Matthew Patten is Chief Executive Officer and a Portfolio Manager of the Adviser and has been Co-Portfolio Manager of the Fixed Income Fund since October 2017. Erich Patten is President and Chief Investment Officer and a Portfolio Manager of the Adviser and has been Co-Portfolio Manager of the Fixed Income Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment
$2,500 ($2,000 for IRA)

Minimum Subsequent Investment
No minimum ($100 for Systematic Investment Plans)

General Information
You may purchase or redeem (sell) shares of the Funds on each day that the New York Stock Exchange (the “NYSE”) is open for business. You may initiate transactions to purchase or redeem (sell) shares of the Funds by written request, by telephone or through your financial intermediary.

TAX INFORMATION
Each Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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